Exhibit 99.2

Interim Consolidated Financial Statements

Excel-Tech Ltd.

July 31, 2007

Excel-Tech Ltd.

CONSOLIDATED BALANCE SHEETS

[in thousands of Canadian dollars]

[unaudited]

	July 31, 2007 $	January 31, 2007 $

ASSETS
Current
Cash	249	1,024
Short-term investments	15,150	14,837
Restricted short-term investments [note 5]	1,000	1,000
Accounts receivable	5,315	4,430
Investment tax credits receivable	292	398
Inventories [note 3]	4,941	5,601
Prepaid expenses	351	181
Embedded derivative financial instruments - assets [note 2]	55	—
Total current assets	27,353	27,471
Property, plant and equipment, net [notes 4 and 13]	4,055	4,133
	31,408	31,604

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current
Accounts payable and accrued liabilities [notes 12 and 14]	4,773	5,283
Current portion of deferred revenue	2,465	1,863
Current portion of long-term debt [note 6]	218	218
Total current liabilities	7,456	7,364
Deferred revenue	1,705	1,738
Long-term debt [note 6]	1,667	1,777
Total liabilities	10,828	10,879
Commitments and contingencies [note 11]

Shareholders’ equity
Share capital [note 7]	38,975	38,975
Contributed surplus [note 8]	1,435	1,208
Share purchase loan	(298)	(298)
Deficit	(19,532)	(19,160)
Total shareholders’ equity	20,580	20,725
	31,408	31,604

See accompanying notes

Excel-Tech Ltd.

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS AND DEFICIT

[in thousands of Canadian dollars, except per share data]

[unaudited]

	Six months ended July 31,
	2007 $	2006 $

Revenues [note 13]	16,465	15,964
Cost of sales	7,855	8,285
Gross profit	8,610	7,679
Expenses
Selling	4,393	6,351
General and administrative [note 12]	2,792	2,107
Research and development, net [note 9]	1,970	1,997
Financial [notes 5 and 6]
Investment income	(302)	(225)
Interest expense	81	185
Net change in embedded derivative financial instruments [note 2]	(71)	—
Make-whole payment on convertible subordinated loans	—	500
Foreign exchange loss	138	23
	9,001	10,938
Net loss and comprehensive loss for the period	(391)	(3,259)

Deficit, beginning of period	(19,160)	(11,315)
Cumulative impact of adopting new accounting requirements for financial instruments [note 2]	19	—
Deficit, end of period	(19,532)	(14,574)

Basic and diluted loss per share	$ (0.02)	$ (0.26)

Weighted average number of common shares [000’s]	19,025	12,631

See accompanying notes

Excel-Tech Ltd.

CONSOLIDATED STATEMENTS OF CASH FLOWS

[in thousands of Canadian dollars]

[unaudited]

	Six months ended July 31,
	2007 $	2006 $

OPERATING ACTIVITIES
Net loss for the period	(391)	(3,259)
Add (deduct) items not involving cash
Amortization of property, plant and equipment	175	194
Amortization of corporate transaction costs	—	7
Accrued (income) loss on short-term investments	(58)	(102)
Net change in embedded derivative financial instruments [note 2]	(71)	—
Stock option compensation expense [note 8]	159	92
Deferred share unit compensation expense [note 8]	68	—
Net change in non-cash working capital balances related to operations [note 10]	(230)	652
Cash used in operating activities	(348)	(2,416)

INVESTING ACTIVITIES
Redemption of short-term investments	3,428	5,608
Purchase of short-term investments	(3,648)	(17,978)
Purchase of property, plant and equipment	(97)	(93)
Cash used in investing activities	(317)	(12,463)

FINANCING ACTIVITIES
Issuance of common shares, net [note 7]	—	19,264
Repayment of long-term debt	(110)	(5,109)
Cash provided by (used in) financing activities	(110)	14,155

Net decrease in cash during the period	(775)	(724)
Cash, beginning of period	1,024	1,511
Cash, end of period	249	787

Supplemental cash flow information
Interest paid	81	480

See accompanying notes

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

1. NATURE OF OPERATIONS

Excel-Tech Ltd. [the “Company”] was incorporated as a Canada Business Corporation on May 29, 1981. The Company is a medical technology company focused on the design, development and marketing of products that are used in the monitoring of the nervous system and the diagnosis and treatment of related disorders. These products are primarily sold to healthcare professionals, hospitals and healthcare centres, the great majority of which are located in North America.

On May 31, 2001, Excel-Tech Ltd. USA was incorporated in the State of Delaware. This corporation is a wholly-owned subsidiary of the Company and has been inactive since its incorporation.

2. INTERIM CONSOLIDATED FINANCIAL STATEMENTS AND SIGNIFICANT ACCOUNTING POLICIES

The unaudited interim consolidated financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles [“GAAP”] applicable to interim financial statements and follow the same accounting policies and methods of their application as the most recent audited consolidated financial statements for the year ended January 31, 2007, except as noted below. These unaudited interim consolidated financial statements do not contain all disclosures required by Canadian GAAP for annual financial statements, and accordingly, should be read together with the audited consolidated financial statements and accompanying notes for the year ended January 31, 2007.

On February 1, 2007, the Company adopted The Canadian Institute of Chartered Accountants [“CICA”] Handbook Sections 1530, “Comprehensive Income”, 3855, “Financial Instruments – Recognition and Measurement”, and 3865, “Hedges”. These standards require that fair value, not historical cost, is the appropriate method for measuring certain financial instruments. The adoption of the new standards resulted in changes in the accounting of financial instruments as well as the recognition of certain adjustments as described below. During the six months ended July 31, 2007, the overall impact on net income as a result of the adoption was an increase of $82 in net income, which did not effect earnings per share. Prior periods have not been restated.

On February 1, 2007, the following adjustments were made to the consolidated balance sheet to adopt the new requirements:

February 1, 2007 $

Increase
Short-term investments	35
Embedded derivative financial instruments - assets	1
Embedded derivative financial instruments - liabilities	17
Retained earnings	19

The principal changes in the accounting for financial instruments and hedges are described below:

[a] Comprehensive income

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

Comprehensive income is comprised of the Company’s net income and other comprehensive income. During the six months ended July 31, 2007, the Company did not have any items that meet the criteria for recognition as comprehensive income and as a result, a statement of comprehensive income is not shown.

[b] Hedges and derivatives

The new accounting rules require that hedging derivatives be recorded at fair value on the consolidated balance sheets. The Company earns revenue and incurs expenses denominated in U.S. dollars and is exposed to foreign exchange risk from fluctuations in foreign currency rates on U.S. dollar monetary working capital balances. The Company engages in forward exchange contracts to reduce the impact of fluctuations in foreign currency exchange rates on its operating results and cash flows. Effective February 1, 2004, the Company adopted Accounting Guideline 13 [“AcG-13”], “Hedging Relationships”, and Emerging Issues Committee decision 128 [“EIC-128”], “Accounting for Trading, Speculative or Non-Hedging Derivative Financial Instruments”. Derivative instruments that do not qualify as a hedge under AcG-13, or are not designated as a hedge, are recorded in the consolidated balance sheets as either an asset or liability, with changes in fair value recognized in the consolidated statements of operations and deficit. The Company had elected not to designate any of its foreign exchange forward contracts as accounting hedges under AcG-13 and, accordingly, had previously accounted for all these derivative financial instruments on a mark to market valuation basis. Foreign exchange gains and losses on these foreign exchange forward contracts were recorded in the consolidated statements of operations and deficit. The Company continues to elect not to designate any of its foreign exchange forward contracts as accounting hedges. As a result, there is no impact of this change in accounting policy on the interim consolidated financial statements.

The Company also has purchase and sales contracts denominated in a foreign currency, other than the functional currency of one of the substantial parties of the contract. The Company has determined that these contracts contain an embedded derivative. As a result of the change in accounting policy, the embedded foreign currency derivative must be bifurcated from the host purchase or sale contract and recorded on the consolidated balance sheets at fair value. As of July 31, 2007, the Company has recorded an asset of $55 related to these contracts. For the six months ended July 31, 2007, a recovery of $71 was recorded in the consolidated statements of operations and deficit related to the net change in the fair value of the embedded foreign currency derivatives.

[c] Net investment in foreign operations

Gains and losses resulting from the translation of self-sustaining foreign operations are now recognized in other comprehensive income. On May 31, 2001, Excel-Tech Ltd. USA was incorporated in the State of Delaware. This corporation is a wholly-owned subsidiary of the Company and has been inactive since its incorporation. As a result, there is no impact of this change in accounting policy on the interim consolidated financial statements.

[d] Short-term investments

The Company has short-term investments which include investments with maturities greater than 90 days and less than one year at the time of the investment, as well as investments with maturities greater than one year that can be promptly liquidated. As at January 31, 2007,

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

investments were carried at the lower of cost plus accrued income and quoted market value. Due to this change in accounting policy, as at July 31, 2007, financial instruments held for trading are recorded at fair value with unrealized gains and losses included in net income. For the six months ended July 31, 2007, as a result of this change, there was an unrealized gain of $11 recorded in investment income in the consolidated statements of operations and deficit.

3. INVENTORIES

Inventories consist of the following:

	July 31, 2007 $	January 31, 2007 $

Raw materials and supplies	1,471	1,932
Work-in-process	573	306
Finished goods	2,633	2,948
Demonstration units	264	415
	4,941	5,601

4. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	July 31, 2007
	Cost $	Accumulated amortization $	Net book value $

Land	729	—	729
Machinery and equipment	2,888	2,785	103
Furniture and fixtures	3,358	2,815	543
Software	634	580	54
Building	3,631	1,005	2,626
	11,240	7,185	4,055

	January 31, 2007
	Cost $	Accumulated amortization $	Net book value $

Land	729	—	729
Machinery and equipment	2,888	2,767	121
Furniture and fixtures	3,267	2,729	538
Software	628	563	65
Building	3,631	951	2,680
	11,143	7,010	4,133

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

5. CREDIT FACILITY

In December 2006, the Company renegotiated its credit facility with a chartered bank. The credit facility is repayable on demand and is collateralized by an Authority to Hold Funds in the amount of $1,000. As at July 31, 2007 and January 31, 2007, this amount has been invested according to the Company’s investment policy and was earning interest at an annual rate of 3.95%. Due to the investment being utilized as collateral, the amount has been classified on the consolidated balance sheets as restricted short-term investments.

The credit facility is an operating demand loan, for $1,000, with interest rates payable as follows:

Prime rate based loans	interest at prime rate [as at July 31, 2007, the rate in effect was 6.3% per annum [January 31, 2007 - 6.0%]]
U.S. base rate loans	interest at U.S. base rate [as at July 31, 2007, the rate in effect was 8.8% per annum [January 31, 2007 - 8.8%]]

The Company is in compliance with all covenants of this credit facility.

Prior to renegotiation of the credit facility in December 2006, the Company’s short-term credit facility was repayable on demand, collateralized by various assets, and governed by certain restrictive financial covenants. The credit facility was as follows:

An operating demand loan, for the lesser of [i] $3,000 and [ii] 80% of eligible accounts receivable plus 50% of eligible raw materials and supplies and finished goods inventory, is available by way of:

Prime rate based loans	interest at prime rate plus 1.0% [as at January 31, 2006, the rate in effect was 6.3% per annum]
U.S. base rate loans	interest at U.S. base rate plus 1.0% [as at January 31, 2006, the rate in effect was 8.3% per annum]

During the year ended January 31, 2007, prior to renegotiation, the Company did not comply with a financial covenant that required positive EBITDA for the rolling four quarters ended April 30, July 31 and October 31, 2006. At the end of the first quarter of fiscal 2007, the bank waived compliance with this covenant for the three quarters.

As at July 31 and January 31, 2007, the Company had not utilized any of the available operating demand loan.

The interest charge for the six months ended July 31, 2007 on the operating demand loan is $6 [six months ended July 31, 2006 - $7]. The investment income recognized on cash and short-term investments for the six months ended July 31, 2007 is $302 [six months ended July 31, 2006 - $225].

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

6. LONG-TERM DEBT

Long-term debt consists of the following:

	July 31, 2007 $	January 31, 2007 $

RoyNat Inc., interest at cost of funds plus 2.50% per annum [as at July 31, 2007, interest was 7.434% [January 31, 2007 - 7.345%]], due September 15, 2014, with principal repayable in monthly installments of $6 until February 15, 2004, $16 until August 15, 2014, and one final payment of $404, collateralized by a first charge on the land and building	1,764	1,860
RoyNat Inc., interest at cost of funds plus 2.75% per annum [as at July 31, 2007, interest was 7.684% [January 31, 2007 - 7.595%]], due November 15, 2010, with principal repayable in monthly installments of $2 until October 10, 2010, and one final payment of $36, collateralized by various assets	121	135
	1,885	1,995
Less current portion	218	218
	1,667	1,777

Included in financial expenses for the six months ended July 31, 2007 is $71 [six months ended July 31, 2006 - 174] of interest on long-term debt. The long-term debt is subject to certain covenants and undertakings by the Company.

The principal repayments on the long-term debt are as follows for the periods indicated below:

$

Six months ended January 31, 2008	109
Years ended January 31,
2009	218
2010	218
2011	248
2012	192
Thereafter	900
1,885

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

7. SHARE CAPITAL

As at July 31, 2007 and January 31, 2007, the authorized share capital of the Company consists of unlimited, no par value, common shares, as follows:

	Common shares
	Number of shares [000’s]	$

Balance, as at July 31, 2007 and January 31, 2007	19,025	38,975

8. STOCK-BASED COMPENSATION

On April 25, 2006, the Board of Directors approved the creation of a new employee stock option plan [the “Option Plan”]. The number of common shares which may be reserved and set aside for issuance under the Option Plan was fixed by the Board of Directors at a maximum of 1,902,497 common shares. Under the terms of the Option Plan, the options vest evenly over a period of three years on each anniversary date. The life of any option shall not exceed five years from the date of grant. During the six months ended July 31, 2007, the Company charged $159 to the consolidated statements of operations and deficit [six months ended July 31, 2006 - $92].

A summary of the status of the Company’s Option Plan and the changes during the periods is presented below:

	Number of stock options [000’s]	Average exercise price $

Outstanding, as at January 31, 2006	—	—
Granted	559	4.76
Forfeited	(99)	5.00
Outstanding, as at January 31, 2007	460	4.71
Granted	250	1.78
Forfeited	(62)	5.0
Outstanding, as at July 31, 2007	648	3.55

As at July 31, 2007, there were 132,667 options exercisable [January 31, 2007 - nil]. The remaining contractual life of the outstanding options as at July 31, 2007 was approximately 4.1 years [January 31, 2007 - 4.3 years].

On May 16, 2006, the Board of Directors approved the creation of a Deferred Share Unit Plan [the “DSU Plan”] for eligible directors. Under the DSU Plan, each eligible director is required to receive fifty percent of his annual remuneration in the form of deferred share units, and may elect to receive the full remuneration in deferred share units. The number of deferred share units is determined by dividing the amount of remuneration by a price which is no less than the five-day weighted average closing price per common share immediately preceding the grant date as such price may be determined by the Board of Directors. Following termination of Board service, the eligible director must provide written notice to the Company to redeem, on no more than two dates

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

[each such date a “Redemption Date”] specified by the eligible director, occurring on or after the date of the notice and no later than December 1 of the first calendar year commencing after the time of such termination of Board service. The deferred share units may be redeemed on the Redemption Date for an amount equal to the number of deferred share units multiplied by the five-day weighted average closing price per common share immediately preceding the Redemption Date, less any applicable deductions and withholdings. At the sole discretion of the Company, the redemption amount can be paid in the form of either a lump sum cash payment, the issuance from treasury of common shares equal to the number of deferred share units redeemed in such manner, or by way of a combination of both forms of payment, provided that the number of common shares that may be reserved for issuance and issued does not exceed 200,000 common shares. As at July 31, 2007, there were 79,600 [January 31, 2007 - 35,432] deferred share units granted to directors, in respect of which the Company charged $68 to the consolidated statements of operations and deficit during the six months ended July 31, 2007 with a corresponding increase to contributed surplus [six months ended July 31, 2006 - nil].

9. RESEARCH AND DEVELOPMENT

On July 9, 2007, the Company entered into an agreement with the National Research Council of Canada as represented by its Industrial Research Assistance Program (“NRC”). Under the terms of the agreement, the NRC agrees to contribute up to a maximum of $500 for costs incurred in the direct performance relating to the development of the Company’s SleepRite project during the period from July 9, 2007 to May 31, 2008. This government assistance is recognized as qualifying expenditures are made. It is accounted for using the cost reduction method and, accordingly, is deducted from research and development expenditures provided there is reasonable assurance that the amounts will be recovered. Research and development is presented net of investment and innovation tax credits and government assistance, as follows:

	Six months ended July 31,
	2007 $	2006 $

Research and development expense	2,110	2,159
Investment and innovation tax credits	(95)	(162)
Government assistance	(45)	—
Research and development, net	1,970	1,997

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

10. NET CHANGE IN NON-CASH WORKING CAPITAL BALANCES

The net change in non-cash working capital balances related to operations consists of the following:

	Six months ended July 31,
	2007 $	2006 $

Decrease (increase) in accounts receivable	(885)	1,146
Decrease (increase) in investment tax credits receivable	106	659
Decrease (increase) in inventories	660	(1,052)
Decrease (increase) in prepaid expenses	(170)	(318)
Decrease in accounts payable and accrued liabilities	(510)	(201)
Increase (decrease) in deferred revenue	569	418
	(230)	652

11. COMMITMENTS AND CONTINGENCIES

Commitments

The Company, in the normal course of business, uses forward foreign exchange contracts to fix the exchange rate on a portion of its expected revenue from foreign customers.

The Company has a forward foreign exchange line of credit for which, as at July 31, 2007, there were five contracts outstanding with expiry dates ranging from August 2007 to December 2007 to sell a total of U.S.$2,500 at rates ranging from 1.0624 to 1.1711 [average rate of 1.1267]. The fair market value of these contracts as at July 31, 2007 was a gain of $153.

As at January 31, 2007, there were 10 contracts outstanding with expiry dates ranging from February 2007 to October 2007 to sell a total of U.S.$4,600 at rates ranging from 1.1145 to 1.1711 [average rate of 1.1448]. The fair market value of these contracts as at January 31, 2007 was a loss of $126.

The U.S. dollar exchange rate as at July 31, 2007 was 1.0668 [January 31, 2007—1.1770].

Contingencies

There has been no change to the status of an action commenced on November 30, 2004 in the Superior Court of the State of California against the Company and a customer of the Company that was described in note 13 to the most recent audited consolidated financial statements of the Company for the year ended January 31, 2007.

12. RELATED PARTY TRANSACTIONS

The Company incurred legal expenses with a law firm which has a partner who was also a member of the Board of Directors of the Company until April 25, 2006 and an officer of the

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

Company thereafter. During the six months ended July 31, 2007, the total of these expenses included on the consolidated statements of operations and deficit was $96 [six months ended July 31, 2006 - $123] and included in issue expenses relating to the initial public offering of common shares was nil [six months ended July 31, 2006 - $719]. As at July 31, 2007, $8 [January 31, 2007 - $25] remains in accounts payable and accrued liabilities.

13. SEGMENTED INFORMATION

The Company operates in a single reportable segment focused on the design, development, assembly and distribution of medical systems and components for use in the healthcare field.

The Company sells to customers throughout the world. The following table represents the geographic distribution of the Company’s revenues:

	Six months ended July 31,
	2007 $	2006 $
Canada	952	838
United States	13,668	13,909
Other	1,845	1,217
	16,465	15,964

No single customer accounted for more than 10% of consolidated revenues for the six months ended July 31, 2007 and 2006.

The Company manufactures out of its facilities in Canada, and consequently the geographic location of the Company’s net book value of property, plant and equipment is Canada.

14. RESTRUCTURING

In the fourth quarter ended January 31, 2007, due primarily to Local Coverage Determinations trends related to restrictions on reimbursement by Medicare to physicians for automatic nerve conduction testing for the initial identification of peripheral neuropathy, the Company took actions to reduce its NeuroPATH sales and marketing staff and to cut costs. As a result of these actions, the Company incurred a charge in the fourth quarter of $1,405, largely attributable to severance, write-down of excess inventory, provisions for product returns, and contract termination costs, of which $56 remains in accounts payable and accrued liabilities as at July 31, 2007 [January 31, 2007 - $431].

In May 2007, the Company took further actions to reduce its staff. As a result of these actions, the Company incurred a severance charge in the three months ended July 31, 2007 of $210, of which $90 remains in accounts payable and accrued liabilities as at July 31, 2007.

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

15. CANADIAN AND UNITED STATES ACCOUNTING POLICY DIFFERENCES

The consolidated financial statements have been prepared in accordance with Canadian GAAP. The principles adopted in these financial statements conform in all material respects to those of U.S. GAAP, except as summarized below. Significant differences between Canadian and U.S. GAAP would have the following effect on net income of the Company:

	Six months ended July 31,
	2007 $	2006 $

Net loss in accordance with Canadian GAAP	(391)	(3,259)

U.S. GAAP adjustments:
Net change in embedded derivative financial instruments (i)	—	(40)
Unrealized income on short-term investments (ii)	—	—
Net loss in accordance with U.S. GAAP	(391)	(3,299)

Basic and diluted loss per share in accordance with U.S. GAAP	$(0.02)	$(0.26)
Weighted average number of common shares [000’s]	19,025	12,631

The following table indicates the differences between the amounts of certain consolidated balance sheet items determined in accordance with Canadian and U.S. GAAP:

	July 31, 2007			January 31, 2007
	U.S. GAAP	Canadian GAAP	Difference	U.S. GAAP	Canadian GAAP	Difference

Assets:
Short-term investments (ii)	$15,150	$15,150	$—	$14,872	$14,837	$35
Embedded derivative financial instrument – asset (i)	55	55	—	1	—	1
Liabilities and shareholders’ equity:
Embedded derivative financial instrument – liability (i)	—	—	—	17	—	17
Deficit ((i) and (ii))	(19,532)	(19,532)	—	(19,141)	(19,160)	19

Excel-Tech Ltd.

NOTES TO INTERIM CONSOLIDATED FINANCIAL

STATEMENTS

[in thousands of Canadian dollars, except per share data]

[unaudited]

July 31, 2007

(i)

The Company has purchase and sales contracts denominated in a foreign currency, other than the functional currency of one of the substantial parties of the contract. The Company has determined that these contracts contain an embedded derivative. Under Canadian GAAP, prior to February 1, 2007, the Company did not bifurcate the embedded foreign currency derivative and consequently did not recognize any fair value adjustments relating to this in the consolidated statements of operations and deficit. Under U.S. GAAP, the embedded foreign currency derivative must be bifurcated from the host purchase or sale contract and recorded on the consolidated balance sheet at fair value.

(ii)

The Company has short-term investments which include investments with maturities greater than 90 days and less than one year at the time of the investment, as well as investments with maturities greater than one year that can be promptly liquidated. Under Canadian GAAP, prior to February 1, 2007, investments were carried at the lower of cost plus accrued income and quoted market value. Under U.S. GAAP, financial instruments held for trading are recorded at fair value with unrealized gains and losses included in net income.

Comprehensive Loss

The Company’s comprehensive loss is equal to its reported net loss for all periods presented.

Recent U.S. GAAP Accounting Pronouncements:

In March 2006, FASB Emerging Issues Task Force (“EITF”) issued EITF 06-03, How Sales Taxes Collected From Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement. A consensus was reached that entities may adopt a policy of presenting sales taxes in the income statement on either a gross or net basis. If taxes are significant, an entity should disclose its policy of presenting taxes. The Company adopted EITF 06-03 on February 1, 2007. The Company presents sales net of sales taxes, and as such, EITF 06-03 had no impact on our method for recording sales taxes in the consolidated financial statements.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109. FIN No. 48, establishes a single model to address accounting for uncertain tax positions. FIN No. 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN No. 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted FIN 48 on February 1, 2007.